                                                                    EXHIBIT 99.1

BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT


Distribution Date of:    17-May-99     For the Monthly Period Ending:       30-Apr-99   Days in Interest Period (30/360)    30
Determined as of:        11-May-99     Monthly Period                              54   Days in Interest Period (Act/360)   32

       Beginning                        Total  Trust      Investor Interest    Series  1995-A    Series  1995-B
---------------------------           ----------------    -----------------    --------------    --------------
Pool Balance (Principal)              4,379,547,729.00
Finance Charges O/S                     146,526,185.69
Excess Funding Account                            0.00

Initial Invested Amount                                    3,860,000,000.00    380,000,000.00    380,000,000.00
Invested Amount                                            3,460,000,000.00    380,000,000.00    380,000,000.00
Class A Invested Amount                                                        357,200,000.00    357,200,000.00
Class B Invested Amount                                                         22,800,000.00     22,800,000.00

Principal Funding Account                                              0.00              0.00              0.00

Adjusted Invested Amount                                   3,460,000,000.00    380,000,000.00    380,000,000.00
Class A Adjusted Invested Amt                                                  357,200,000.00    357,200,000.00
Class B Adjusted Invested Amt                                                   22,800,000.00     22,800,000.00
Enhancement Invested Amount                                            0.00              0.00              0.00

Principal Allocation Pct                        100.00%               79.00%             8.68%             8.68%
Principal Collections                   489,564,069.44       386,773,197.85     42,477,981.27     42,477,981.27

Floating Allocation Pct                         100.00%               79.00%             8.68%             8.68%
Finance Charge Collections               73,228,783.85        57,853,369.30      6,353,838.25      6,353,838.25
Defaulted Amount                         30,585,722.02        24,163,818.90      2,653,829.82      2,653,829.82

Interchange Collections                   6,426,233.16         5,076,955.00        557,584.65        557,584.65
Servicer Interchange                                           3,604,166.67        395,833.33        395,833.33

Shared Principal Collections                                 410,937,016.74     45,131,811.09     45,131,811.09

            Ending                      Total  Trust       Investor Interest    Series  1995-A    Series  1995-B
---------------------------           ----------------     ----------------    --------------    --------------
Pool Balance (Principal)              4,551,781,016.95
Finance Charges O/S                     156,983,297.49
Excess Funding Account                            0.00

Initial Invested Amount                                    3,860,000,000.00    380,000,000.00    380,000,000.00
Invested Amount                                            3,460,000,000.00    380,000,000.00    380,000,000.00
Class A Invested Amount                                                        357,200,000.00    357,200,000.00
Class B Invested Amount                                                         22,800,000.00     22,800,000.00

Principal Funding Account                                              0.00              0.00              0.00

Adjusted Invested Amount                                   3,460,000,000.00    380,000,000.00    380,000,000.00
Class A Adjusted Invested Amt                                                  357,200,000.00    357,200,000.00
Class B Adjusted Invested Amt                                                   22,800,000.00     22,800,000.00
Enhancement Invested Amount                                            0.00              0.00              0.00

Principal Allocation Pct                        100.00%               76.01%             8.35%             8.35%
Floating Allocation Pct                         100.00%               76.01%             8.35%             8.35%





























Beginning                                    Series  1996-A     Series  1997-1   Series  1997-2    Seller Interest
---------------------------                  --------------   -----------------  ---------------  ----------------
Pool Balance (Principal)
Finance Charges O/S
Excess Funding Account

Initial Invested Amount                      500,000,000.00   1,700,000,000.00   900,000,000.00
Invested Amount                              500,000,000.00   1,300,000,000.00   900,000,000.00
Class A Invested Amount                      465,000,000.00   1,300,000,000.00   900,000,000.00
Class B Invested Amount                       35,000,000.00               0.00             0.00

Principal Funding Account                              0.00               0.00             0.00

Adjusted Invested Amount                     500,000,000.00   1,300,000,000.00   900,000,000.00     919,547,729.00
Class A Adjusted Invested Amt                465,000,000.00   1,300,000,000.00   900,000,000.00                 NA
Class B Adjusted Invested Amt                 35,000,000.00               0.00             0.00                 NA
Enhancement Invested Amount                            0.00               0.00             0.00                 NA

Principal Allocation Pct                              11.42%             29.68%           20.55%             21.00%
Principal Collections                         55,892,080.61     145,319,409.60   100,605,745.10     102,790,871.59

Floating Allocation Pct                               11.42%             29.68%           20.55%             21.00%
Finance Charge Collections                     8,360,313.48      21,736,815.05    15,048,564.27      15,375,414.55
Defaulted Amount                               3,491,881.34       9,078,891.49     6,285,386.42       6,421,903.12

Interchange Collections                          733,664.02       1,907,526.45     1,320,595.23
Servicer Interchange                             520,833.33       1,354,166.67       937,500.00

Shared Principal Collections                  59,383,961.96     154,398,301.09   106,891,131.52

Ending                                       Series  1996-A     Series  1997-1   Series  1997-2   Seller Interest
------------------------------------         --------------   ----------------   --------------   ----------------
Pool Balance (Principal)
Finance Charges O/S
Excess Funding Account

Initial Invested Amount                      500,000,000.00   1,700,000,000.00   900,000,000.00
Invested Amount                              500,000,000.00   1,300,000,000.00   900,000,000.00
Class A Invested Amount                      465,000,000.00   1,300,000,000.00   900,000,000.00
Class B Invested Amount                       35,000,000.00               0.00             0.00

Principal Funding Account                              0.00               0.00             0.00

Adjusted Invested Amount                     500,000,000.00   1,300,000,000.00   900,000,000.00   1,091,781,016.95
Class A Adjusted Invested Amt                465,000,000.00   1,300,000,000.00   900,000,000.00                 NA
Class B Adjusted Invested Amt                 35,000,000.00               0.00             0.00                 NA
Enhancement Invested Amount                            0.00               0.00             0.00                 NA

Principal Allocation Pct                              10.98%             28.56%           19.77%             23.99%
Floating Allocation Pct                               10.98%             28.56%           19.77%             23.99%


BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT


Distribution Date of:    17-May-99    For the Monthly  Period Ending:    30-Apr-99    Days in Interest Period (30/360)     30
Determined as of:        11-May-99    Monthly Period                            54    Days in Interest Period (Act/360)    32

Minimum Balance Requirement
---------------------------                                   Gross Balances of
Trust Initial Invested Amount              3,860,000,000.00   Accounts Delinquent:                    (%)          ($)
                                                              --------------------                   -----    --------------
Trust PFA                                              0.00      30 - 59 days                        2.02%     95,290,590.45
Ending Portfolio Principal Balance         4,551,781,016.95      60 - 89 days                        1.52%     71,352,268.46
                                                                 90 days +                           3.14%    147,635,920.13
Beginning Excess Funding Acct Bal                      0.00      Total 30 days +                     6.67%    314,278,779.04
Required Excess Funding Account Deposit                0.00
Excess Funding Account Withdrawal                      0.00

Seller's Participation Amt (w/o EFA)       1,091,781,016.95   Gross Credit Losses                    9.02%    32,929,837.21
Required Seller's Interest                   318,624,671.19   Net Credit Losses                      8.38%    30,585,722.02
Required Excess Funding Account Balance                0.00   Discount Option Receivables                                 0
Seller's Participation Amount              1,091,781,016.95   Discount Percentage                                     0.00%
                                                              Finance Charge Billed - pool                    58,022,002.47
Fraud Losses reassigned to the Seller                  0.00   Fees  Billed - pool                             11,941,936.84
                                                              Interest Earned on Collection Account            2,059,444.18
                                                              Required Principal Balance                   3,860,000,000.00
                                                              EFA + Receivables + PFA                      4,551,781,016.95


BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT
Series     1995-A

Distribution Date of:                                17-May-99
Determined as of:                                    11-May-99
For the Monthly Period Ending:                       30-Apr-99
Days in Interest Period (30/360)                            30
Days in Interest Period (Actual/360)                        32

                                                     Beginning             Ending           Change
                                                     ---------             ------           ------
Pool Balance (Principal)                      4,379,547,729.00   4,551,781,016.95   172,233,287.96
Excess Funding Account                                    0.00               0.00             0.00

Invested Amount                                 380,000,000.00     380,000,000.00             0.00
Class A Invested Amount                         357,200,000.00     357,200,000.00             0.00
Class B Invested Amount                          22,800,000.00      22,800,000.00             0.00

Principal Funding Account                                 0.00               0.00             0.00

Adjusted Invested Amount                        380,000,000.00     380,000,000.00             0.00
Class A Adjusted Invested Amount                357,200,000.00     357,200,000.00             0.00
Class B Adjusted Invested Amount                 22,800,000.00      22,800,000.00             0.00
Enhancement Invested Amount                               0.00               0.00             0.00

Reserve Account                                           0.00               0.00             0.00

Available Cash Collateral Amount                 38,000,000.00      38,000,000.00             0.00
Available Shared Collateral Amount               34,200,000.00      34,200,000.00             0.00
Spread Account                                   19,000,000.00      19,000,000.00             0.00

Servicing Base Amount                           380,000,000.00     380,000,000.00             0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                   8.68%
Principal Allocation Pct                                  8.68%
Class A Floating Pct                                     94.00%
Class B Floating Pct                                      6.00%
Class A Principal Pct                                    94.00%
Class B Principal Pct                                     6.00%

                                                        Series
Allocations                            Trust            1995-A            Class A          Class B
-----------                  ----------------------------------------------------------------------
Principal Collections         489,564,069.44     42,477,981.27      39,929,302.39     2,548,678.88

Finance Charge Collections     73,228,783.85      6,353,838.25       5,972,607.95       381,230.29
PFA Investment Proceeds                   NA              0.00               0.00             0.00
Reserve Account Draw                      NA              0.00               0.00             0.00
                                              ----------------   ----------------   --------------
Available Funds                                   6,353,838.25       5,972,607.95       381,230.29

Monthly Investor Obligations
----------------------------
Servicer Interchange                                395,833.33         372,083.33        23,750.00
Monthly Interest                                  1,950,350.00       1,830,650.00       119,700.00
Monthly Servicing Fee                                79,166.67          74,416.67         4,750.00
Defaulted Amounts              30,585,722.02      2,653,829.82       2,494,600.03       159,229.79
                                              ----------------   ----------------   --------------
                                                  5,079,179.82       4,771,750.03       307,429.79

Excess Spread                                     1,433,888.21       1,200,857.92       233,030.29
Required Amount                                           0.00               0.00             0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                     11,822.22
Risk-Free Fee                                                            3,040.00
Interest on CCA Draw                                                         0.00
Monthly Cash Collateral Fee                                             14,862.22

Cash Collateral Account (continued)
-----------------------------------
Quarterly Excess Spread Percentage                                           4.84%
Principal Payment Rate Calculation                                          12.22%
Calculated Current Month's Spread Account Cap                                5.00%
Spread Account Cap Adjustment                                                0.00%
Applicable Spread Account Cap Percentage                                     5.00%
Beginning Cash Collateral Amount                                    38,000,000.00
Required Cash Collateral Amount                                     38,000,000.00
Cash Collateral Account Draw                                                 0.00
Cash Collateral Account Surplus                                              0.00
Beginning Spread Account Balance                                    19,000,000.00
Required Spread Account Amount                                      19,000,000.00
Required Spread Account Draw                                                 0.00
Required Spread Account Deposit                                              0.00
Spread Account Surplus                                                       0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                           0
Controlled Accumulation Amount                                      71,440,000.00
Required PFA Balance                                                         0.00
Beginning PFA Balance                                                        0.00
Controlled Deposit Amount                                                    0.00
Available Investor Principal Collections                            45,131,811.09
Principal Shortfall                                                          0.00
Shared Principal to Other Series                                    45,131,811.09
Shared Principal from Other Series                                           0.00
Class A Monthly Principal                                                    0.00
Class B Monthly Principal                                                    0.00
Monthly Principal                                                            0.00
PFA Deposit                                                                  0.00
PFA Withdrawal                                                               0.00
Ending PFA Balance                                                           0.00
Principal to Investors                                                       0.00
Ending Class A Invested Amount                                     357,200,000.00
Ending Class B Invested Amount                                      22,800,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                       11.18%
Revolving Investor Interest                                        630,000,000.00
Class A Invested Amount                                            357,200,000.00
Available Principal                                                 70,424,021.57
Class A Accumulation Period Length                                              5

Reserve Account
---------------
Available Reserve Account Amount                                             0.00
Covered Amount                                                               0.00
Reserve Draw Amount                                                          0.00
Portfolio Yield                                                             13.11%
Reserve Account Factor                                                      50.00%
Portfolio Adjusted Yield                                                     4.98%
Reserve Account Funding Period Length                                           3
Reserve Account Funding Date                                            15-Oct-99
Weighted Average Coupon                                                      6.16%
Required Reserve Account Amount                                              0.00
Reserve Account Surplus                                                      0.00
Required Reserve Account Deposit                                             0.00
Portfolio Yield - 3 month average                                           12.74%
Base Rate - 3 month average                                                  7.66%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                            5.08%


BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY REPORT
Series     1995-B

Distribution Date of:                             17-May-99
Determined as of:                                 11-May-99
For the Monthly Period Ending:                    30-Apr-99
Days in Interest Period (30/360)                         30
Days in Interest Period (Actual/360)                     32

                                                                 Beginning                  Ending                Change
                                                                 ---------                  ------                ------
Pool Balance (Principal)                                  4,379,547,729.00        4,551,781,016.95        172,233,287.96
Excess Funding Account                                                0.00                    0.00                  0.00

Invested Amount                                             380,000,000.00          380,000,000.00                  0.00
Class A Invested Amount                                     357,200,000.00          357,200,000.00                  0.00
Class B Invested Amount                                      22,800,000.00           22,800,000.00                  0.00

Principal Funding Account                                             0.00                    0.00                  0.00

Adjusted Invested Amount                                    380,000,000.00          380,000,000.00                  0.00
Class A Adjusted Invested Amount                            357,200,000.00          357,200,000.00                  0.00
Class B Adjusted Invested Amount                             22,800,000.00           22,800,000.00                  0.00
Enhancement Invested Amount                                           0.00                    0.00                  0.00

Reserve Account                                                       0.00                    0.00                  0.00

Available Cash Collateral Amount                             38,000,000.00           38,000,000.00                  0.00
Available Shared Collateral Amount                           34,200,000.00           34,200,000.00                  0.00
Spread Account                                               20,900,000.00           20,900,000.00                  0.00

Servicing Base Amount                                       380,000,000.00          380,000,000.00                  0.00

Allocation Percentages
======================
Floating Allocation Pct                                               8.68%
Principal Allocation Pct                                              8.68%
Class A Floating Pct                                                 94.00%
Class B Floating Pct                                                  6.00%
Class A Principal Pct                                                94.00%
Class B Principal Pct                                                 6.00%

                                                                    Series
Allocations                                   Trust                 1995-B                 Class A               Class B
===========                          -----------------------------------------------------------------------------------
Principal Collections                489,564,069.44          42,477,981.27           39,929,302.39          2,548,678.88

Finance Charge Collections            73,228,783.85           6,353,838.25            5,972,607.95            381,230.29
PFA Investment Proceeds                          NA                   0.00                    0.00                  0.00
Reserve Account Draw                             NA                   0.00                    0.00                  0.00
                                                          ----------------        ----------------        --------------
Available Funds                                               6,353,838.25            5,972,607.95            381,230.29

Monthly Investor Obligations
============================
Servicer Interchange                                            395,833.33              372,083.33             23,750.00
Monthly Interest                                              1,997,850.00            1,875,300.00            122,550.00
Monthly Servicing Fee                                            79,166.67               74,416.67              4,750.00
Defaulted Amounts                     30,585,722.02           2,653,829.82            2,494,600.03            159,229.79
                                                          ----------------        ----------------        --------------
                                                              5,126,679.82            4,816,400.03            310,279.79

Excess Spread                                                 1,386,388.21            1,156,207.92            230,180.29
Required Amount                                                       0.00                    0.00                  0.00

Cash Collateral Account
=======================
Cash Collateral Fee                                                                      10,488.00
Risk-Free Fee                                                                             5,944.89
Interest on CCA Draw or Difference between Loan Interest
and Deposit Interest                                                                     10,067.62
                                                                                  ----------------
Monthly Cash Collateral Fee                                                              26,500.51

Cash Collateral Account (continued)
===================================
Quarterly Excess Spread Percentage                                                            4.69%
Principal Payment Rate Calculation                                                           12.22%
Calculated Current Month's Spread Account Cap                                                 5.50%
Spread Account Cap Adjustment                                                                 0.00%
Applicable Spread Account Cap Percentage                                                      5.50%
Beginning Cash Collateral Amount                                                     38,000,000.00
Required Cash Collateral Amount                                                      38,000,000.00
Cash Collateral Account Draw                                                                  0.00
Cash Collateral Account Surplus                                                               0.00
Beginning Spread Account Balance                                                     20,900,000.00
Required Spread Account Amount                                                       20,900,000.00
Required Spread Account Draw                                                                  0.00
Required Spread Account Deposit                                                               0.00
Spread Account Surplus                                                                        0.00

Monthly Principal & Controlled Deposit Amount
=============================================
Month of Accumulation                                                                            0
Controlled Accumulation Amount                                                       71,440,000.00
Required PFA Balance                                                                          0.00
Beginning PFA Balance                                                                         0.00
Controlled Deposit Amount                                                                     0.00
Available Investor Principal Collections                                             45,131,811.09
Principal Shortfall                                                                           0.00
Shared Principal to Other Series                                                     45,131,811.09
Shared Principal from Other Series                                                            0.00
Class A Monthly Principal                                                                     0.00
Class B Monthly Principal                                                                     0.00
Monthly Principal                                                                             0.00
PFA Deposit                                                                                   0.00
PFA Withdrawal                                                                                0.00
Ending PFA Balance                                                                            0.00
Principal to Investors                                                                        0.00
Ending Class A Invested Amount                                                      357,200,000.00
Ending Class B Invested Amount                                                       22,800,000.00

Class A Accumulation Period Length
==================================
Min 12 Month Historical Prin Pmt Rate                                                        11.18%
Revolving Investor Interest                                                         630,000,000.00
Class A Invested Amount                                                             357,200,000.00
Available Principal                                                                  70,424,021.57
Class A Accumulation Period Length                                                               5

Reserve Account
===============
Available Reserve Account Amount                                                              0.00
Covered Amount                                                                                0.00
Reserve Draw Amount                                                                           0.00
Portfolio Yield                                                                              13.11%
Reserve Account Factor                                                                       50.00%
Portfolio Adjusted Yield                                                                      4.83%
Reserve Account Funding Period Length                                                            3
Reserve Account Funding Date                                                           15-Jan-2000
Weighted Average Coupon                                                                       6.31%
Required Reserve Account Amount                                                               0.00
Reserve Account Surplus                                                                       0.00
Required Reserve Account Deposit                                                              0.00
Portfolio Yield - 3 month average                                                            12.74%
Base Rate - 3 month average                                                                   7.81%
(Portfolio Yield 3 mo avg)- (Base Rate 3 mo avg)                                              4.93%

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series  1996-A

   Distribution Date of:                         17-May-99
   Determined as of:                             11-May-99
   For the Monthly Period Ending:                30-Apr-99
   Days in Interest Period (30/360)                     30
   Days in Interest Period (Actual/360)                 32

                                                         Beginning             Ending           Change
                                                         ---------             ------           ------
   Pool Balance (Principal)                       4,379,547,729.00   4,551,781,016.95   172,233,287.96
   Excess Funding Account                                     0.00               0.00             0.00

   Invested Amount                                  500,000,000.00     500,000,000.00             0.00
   Class A Invested Amount                          465,000,000.00     465,000,000.00             0.00
   Class B Invested Amount                           35,000,000.00      35,000,000.00             0.00

   Principal Funding Account                                  0.00               0.00             0.00

   Adjusted Invested Amount                         500,000,000.00     500,000,000.00             0.00
   Class A Adjusted Invested Amount                 465,000,000.00     465,000,000.00             0.00
   Class B Adjusted Invested Amount                  35,000,000.00      35,000,000.00             0.00
   Enhancement Invested Amount                                0.00               0.00             0.00

   Reserve Account                                            0.00               0.00             0.00

   Available Cash Collateral Amount                  50,000,000.00      50,000,000.00             0.00
   Available Shared Collateral Amount                50,000,000.00      50,000,000.00             0.00
   Spread Account                                    10,000,000.00       7,500,000.00    (2,500,000.00)

   Servicing Base Amount                            500,000,000.00     500,000,000.00             0.00

   Allocation Percentages
   ----------------------
   Floating Allocation Pct                                   11.42%
   Principal Allocation Pct                                  11.42%
   Class A Floating Pct                                      93.00%
   Class B Floating Pct                                       7.00%
   Class A Principal Pct                                     93.00%
   Class B Principal Pct                                      7.00%

   Allocations                            Trust             1996-A            Class A          Class B
   -----------                   ---------------------------------------------------------------------
   Principal Collections         489,564,069.44      55,892,080.61      51,979,634.97     3,912,445.64

   Finance Charge Collections     73,228,783.85       8,360,313.48       7,775,091.54       585,221.94
   PFA Investment Proceeds                   NA               0.00               0.00             0.00
   Reserve Account Draw                      NA               0.00               0.00             0.00
                                                  ----------------   ----------------   --------------
   Available Funds                                    8,360,313.48       7,775,091.54       585,221.94

   Monthly Investor Obligations
   ----------------------------
   Servicer Interchange                                 520,833.33         484,375.00        36,458.33
   Monthly Interest                                   2,291,111.11       2,127,116.67       163,994.44
   Monthly Servicing Fee                                104,166.67          96,875.00         7,291.67
   Defaulted Amounts              30,585,722.02       3,491,881.34       3,247,449.65       244,431.69
                                                  ----------------   ----------------   --------------
                                                      6,407,992.45       5,955,816.32       452,176.14

   Excess Spread                                      2,196,752.72       1,819,275.22       377,477.50
   Required Amount                                            0.00               0.00             0.00

   1 Month Libor Rate                  4.926250%
   ------------------

   Cash Collateral Account
   -----------------------
   Cash Collateral Fee                                                      27,777.78
   Interest on CCA Draw                                                          0.00
   Total                                                                    27,777.78

   Cash Collateral Account (continued)
   -----------------------------------
   Quarterly Excess Spread Percentage                                            5.92%
   Principal Payment Rate Calculation                                           12.22%
   Calculated Current Month's Spread Account Cap                                 1.50%
   Spread Account Cap Adjustment                                                 0.00%
   Applicable Spread Account Cap Percentage                                      1.50%
   Beginning Cash Collateral Amount                                     50,000,000.00
   Required Cash Collateral Amount                                      50,000,000.00
   Cash Collateral Account Draw                                                  0.00
   Cash Collateral Account Surplus                                               0.00
   Beginning Spread Account Balance                                     10,000,000.00
   Required Spread Account Amount                                        7,500,000.00
   Required Spread Account Draw                                                  0.00
   Required Spread Account Deposit                                               0.00
   Spread Account Surplus                                                2,500,000.00

   Monthly Principal &
   Controlled Deposit Amount
   -------------------------
   Month of Accumulation                                                            0
   Controlled Accumulation Amount                                       58,125,000.00
   Required PFA Balance                                                          0.00
   Beginning PFA Balance                                                         0.00
   Controlled Deposit Amount                                                     0.00
   Available Investor Principal Collections                             59,383,961.96
   Principal Shortfall                                                           0.00
   Shared Principal to Other Series                                     59,383,961.96
   Shared Principal from Other Series                                            0.00
   Class A Monthly Principal                                                     0.00
   Class B Monthly Principal                                                     0.00
   Monthly Principal                                                             0.00
   PFA Deposit                                                                   0.00
   PFA Withdrawal                                                                0.00
   Ending PFA Balance                                                            0.00
   Principal to Investors                                                        0.00
   Ending Class A Invested Amount                                      465,000,000.00
   Ending Class B Invested Amount                                       35,000,000.00

   Class A Accumulation Period Length
   ----------------------------------
   Min 12 Month Historical Prin Pmt Rate                                        11.18%
   Revolving Investor Interest                                         500,000,000.00
   Class A Invested Amount                                             465,000,000.00
   Available Principal                                                  55,892,080.61
   Class A Accumulation Period Length                                               8

   Reserve Account
   ---------------
   Available Reserve Account Amount                                              0.00
   Covered Amount                                                                0.00
   Reserve Draw Amount                                                           0.00
   Portfolio Yield                                                              13.11%
   Reserve Account Factor                                                       75.00%
   Portfolio Adjusted Yield                                                      5.98%
   Reserve Account Funding Period Length                                            3
   Reserve Account Funding Date                                             15-May-02
   Weighted Average Coupon                                                       5.50%
   Required Reserve Account Amount                                               0.00
   Reserve Account Surplus                                                       0.00
   Required Reserve Account Deposit                                              0.00
   Portfolio Yield - 3 month average                                            12.74%
   Base Rate - 3 month average                                                   6.66%
   (Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                             6.08%


BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY REPORT
Series     1997-1




Distribution Date of:                         17-May-99
Determined as of:                             11-May-99
For the Monthly Period Ending:                30-Apr-99
Days in Interest Period (30/360)                     30
Days in Interest Period (Actual/360)                 32



                                                                   Beginning                  Ending                Change

                                                                   ---------                 -------                ------
Pool Balance (Principal)                                    4,379,547,729.00        4,551,781,016.95        172,233,287.95
Excess Funding Account                                                  0.00                    0.00                  0.00
Maximum Certificate Invested Amount                         1,700,000,000.00        1,700,000,000.00                  0.00
Invested Amount                                             1,300,000,000.00        1,300,000,000.00                  0.00

Partial Amortization Amount                                             0.00                    0.00                  0.00
Specified Payment Date
Partial Amortization Amount Principal                                   0.00                    0.00                  0.00
  All  prior Partial Amortization Amount reductions
  related to above Specified Payment Date
Partial Amortization Amount - Total                                     0.00                    0.00                  0.00

Commitment                                                    126,750,000.00          126,750,000.00                 (0.00)
Available Cash Collateral Amount                              165,750,000.00          165,750,000.00                  0.00
Seller Reserve Portion                                         39,000,000.00           39,000,000.00                  0.00
Unused Commitment                                              39,000,000.00           39,000,000.00                  0.00

Servicing Base Amount                                       1,700,000,000.00        1,700,000,000.00                  0.00

Allocation Percentages
======================
Floating Allocation Pct                                                29.68%
Principal Allocation Pct                                               29.68%


Allocations                                                    Master  Trust          Series  1997-1
===========                                                   --------------          --------------
Principal Collections                                         489,564,069.44          145,319,409.60

Finance Charge Collections                                     73,228,783.85           21,736,815.05
Interest Earned on CCA-Seller Account                                     NA              149,229.17
blank                                                                                           0.00
                                                                                      --------------
Total Available Fund                                                                   21,886,044.22

Monthly Investor Obligations
============================
Servicer Interchange                                                                    1,354,166.67
Monthly Interest                                                                        5,987,960.24
Monthly Servicing Fee                                                                     270,833.33
Defaulted Receivables                                          30,585,722.02            9,078,891.49
                                                                                    ----------------
                                                                                       16,691,851.73

Excess Spread                                                                           5,194,192.49
Required Amount                                                                                 0.00

Prepayable Increase Amount Interest - Total                                                     0.00
Prepayable Increase Amount Interest - Paid                                                      0.00
Prepayable Increase Amount Interest - Unpaid                                                    0.00

Eurodollar  Rate                                                                            0.000000%

CP  Rate                                                                                    5.131810%

Cash Collateral Account
=======================
Monthly Cash Collateral Fee                                                                56,333.33
Risk Rate Base Portion Fee                                                                      0.00
Commitment Fee                                                                              8,666.67
                                                                                      --------------
TOTAL  FEES                                                                                65,000.00

Risk Rate Base Portion                                                                          0.00
Risk Rate                                                                                       0.00%
Quarterly Excess Spread Percentage                                                              5.38%
Applicable Excess Spread Percentage                                                             3.62%
Lender Percentage                                                                               9.75%
Beginning Cash Collateral Amount                                                      165,750,000.00
Required Cash Collateral Amount                                                       165,750,000.00
Draw Amount                                                                                     0.00
Cash Collateral Account Surplus                                                                 0.00
Beginning Seller Reserve Portion-Balance                                               39,000,000.00
Required Seller Reserve Portion                                                        39,000,000.00
Amount Deposited to the CCA (per 4.07(g) of Supplement)                                         0.00
Ending Cash Collateral Amount - Lender Sub-Account                                    126,750,000.00
Ending Cash Collateral Amount - Seller Sub-Account                                     39,000,000.00
Available Cash Collateral Amount - Ending Balance                                     165,750,000.00

Monthly Principal & Controlled Deposit Amount
=============================================
Month of Amortization                                                                            n/a
Controlled Distribution Amount                                                                  0.00
Available Investor Principal Collections                                              154,398,301.09
Principal Shortfall                                                                             0.00
Shared Principal to Other Series                                                      154,398,301.09
Shared Principal from Other Series                                                              0.00
Monthly Principal                                                                               0.00
Ending Invested Amount                                                              1,300,000,000.00

Amortization Period Length
==========================
Min 12 Month Historical Prin Pmt Rate                                                          11.18%
Revolving Investor Interest                                                         1,300,000,000.00
Invested Amount                                                                     1,300,000,000.00
Available Principal                                                                   145,319,409.60
Class A Accumulation Period Length                                                                 9

Payout  Events
==============
Portfolio Yield - for the month                                                                13.25%
Portfolio Yield - 3 month average                                                              12.87%
Base Rate - 3 month average                                                                     6.70%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                               6.17%
Required CCA - Available Cash Collateral Amount                                                 0.00
Required CCA - Available Cash Collateral Amount (as % of Invested Amount)                       0.00%

BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT
Series     1997-2


Distribution Date of:                                              17-May-99
Determined as of:                                                  11-May-99
For the Monthly Period Ending:                                     30-Apr-99
Days in Interest Period (30/360)                                          30
Days in Interest Period (Actual/360)                                      32

                                                                   Beginning                  Ending                  Change
                                                                   ---------                  ------                  ------
Pool Balance (Principal)                                    4,379,547,729.00        4,551,781,016.95          172,233,287.96
Excess Funding Account                                                  0.00                    0.00                    0.00
Maximum Certificate Invested Amount                           900,000,000.00          900,000,000.00                    0.00
Invested Amount                                               900,000,000.00          900,000,000.00                    0.00

Partial Amortization Amount                                             0.00                    0.00                    0.00
Specified Payment Date
Partial Amortization Amount Principal                                   0.00                    0.00                    0.00
  All  prior Partial Amortization Amount reductions
  related to above Specified Payment Date
Partial Amortization Amount - Total                                     0.00                    0.00                    0.00

Commitment                                                     87,750,000.00           87,750,000.00                    0.00
Available Cash Collateral Amount                              114,750,000.00          114,750,000.00                    0.00
Seller Reserve Portion                                         27,000,000.00           27,000,000.00                    0.00
Unused Commitment                                                       0.00                    0.00                    0.00

Servicing Base Amount                                         900,000,000.00          900,000,000.00                    0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                20.55%
Principal Allocation Pct                                               20.55%

Allocations                                                    Master  Trust          Series  1997-2
-----------                                                   ---------------        ----------------
Principal Collections                                         489,564,069.44          100,605,745.10

Finance Charge Collections                                     73,228,783.85           15,048,564.27
Interest Earned on CCA-Seller Account                                     NA              103,312.50
blank                                                                                           0.00
                                                                                                ----
Total Available Fund                                                                   15,151,876.77

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                                      937,500.00
Monthly Interest                                                                        4,098,914.50
Monthly Servicing Fee                                                                     187,500.00
Defaulted Receivables                                          30,585,722.02            6,285,386.42
                                                                                        ------------
                                                                                       11,509,300.92

Excess Spread                                                                           3,642,575.85
Required Amount                                                                                 0.00

Prepayable Increase Amount Interest - Total                                                     0.00
Prepayable Increase Amount Interest - Paid                                                      0.00
Prepayable Increase Amount Interest - Unpaid                                                    0.00

Eurodollar  Rate                                                                            0.000000%

CP  Rate                                                                                    5.124360%


Cash Collateral Account
-----------------------
Monthly Cash Collateral Fee                                                                39,000.00
Risk Rate Base Portion Fee                                                                      0.00
Commitment Fee                                                                                  0.00
                                                                                                ----
TOTAL  FEES                                                                                39,000.00

Risk Rate Base Portion                                                                          0.00
Risk Rate                                                                                       0.00%
Quarterly Excess Spread Percentage                                                              5.43%
Applicable Excess Spread Percentage                                                             3.69%
Lender Percentage                                                                               9.75%
Beginning Cash Collateral Amount                                                      114,750,000.00
Required Cash Collateral Amount                                                       114,750,000.00
Draw Amount                                                                                     0.00
Cash Collateral Account Surplus                                                                 0.00
Beginning Seller Reserve Portion-Balance                                               27,000,000.00
Required Seller Reserve Portion                                                        27,000,000.00
Amount Deposited to the CCA (per 4.07(g) of Supplement)                                         0.00
Ending Cash Collateral Amount - Lender Sub-Account                                     87,750,000.00
Ending Cash Collateral Amount - Seller Sub-Account                                     27,000,000.00
Available Cash Collateral Amount - Ending Balance                                     114,750,000.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Amortization                                                                            n/a
Controlled Distribution Amount                                                                  0.00
Available Investor Principal Collections                                              106,891,131.52
Principal Shortfall                                                                             0.00
Shared Principal to Other Series                                                      106,891,131.52
Shared Principal from Other Series                                                              0.00
Monthly Principal                                                                               0.00
Ending Invested Amount                                                                900,000,000.00

Amortization Period Length
--------------------------
Min 12 Month Historical Prin Pmt Rate                                                          11.18%
Revolving Investor Interest                                                           900,000,000.00
Invested Amount                                                                       900,000,000.00
Available Principal                                                                   100,605,745.10
Class A Accumulation Period Length                                                                 9

Payout  Events
--------------
Portfolio Yield - for the month                                                                13.25%
Portfolio Yield - 3 month average                                                              12.87%
Base Rate - 3 month average                                                                     6.65%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                               6.22%
Required CCA - Available Cash Collateral Amount                                                 0.00
Required CCA - Available Cash Collateral Amount (as % of Invested Amount)                       0.00%
